Divestitures	12 Months Ended
Sep. 30, 2017
Divestitures [Abstract]
Divestitures

NOTE 3 –DIVESTITURES

As previously discussed in Note 1- Basis of Presentation and Nature of Operations, the GBA segment was classified as held for sale in the accompanying Consolidated Balance Sheets and as discontinued operations in the accompanying Consolidated Statements of Income.  The following table summarizes the assets and liabilities of the GBA segment classified as held for sale as of September 30, 2017 and 2016:

(in millions)	2017	2016
Assets
Trade receivables, net	$260.1	$237.0
Other receivables	24.0	32.7
Inventories	279.2	290.7
Prepaid expenses and other current assets	39.7	40.6
Property, plant and equipment, net	196.8	176.0
Deferred charges and other	19.3	15.0
Goodwill	348.9	345.2
Intangible assets, net	811.9	837.6
Total assets of business held for sale	$1,979.9	$1,974.8
Liabilities
Current portion of long-term debt	17.3	18.7
Accounts payable	355.9	265.3
Accrued wages and salaries	37.6	43.3
Other current liabilities	89.8	84.8
Long-term debt, net of current portion	51.7	41.5
Deferred income taxes	38.2	33.9
Other long-term liabilities	66.2	80.1
Total liabilities of business held for sale	$656.7	$567.6

The following table summarizes the components of Income From Discontinued Operations, Net of Tax in the accompanying Consolidated Statements of Operations for the years ended September 30, 2017, 2016 and 2015.

(in millions)	2017	2016	2015
Net sales	$1,997.9	$2,010.3	$2,092.2
Cost of goods sold	1,299.2	1,328.0	1,400.2
Gross profit	698.7	682.3	692.0
Operating expenses	465.5	443.8	464.1
Operating income	233.2	238.5	227.9
Interest expense	50.2	68.0	86.2
Other non-operating expense, net	0.8	3.9	4.9
Income from discontinued operations before income taxes	182.2	166.6	136.8
Income tax expense	10.1	90.0	38.2
Net income from discontinued operations	172.1	76.6	98.6
Net income (loss) from discontinued operations attributable to non-controlling interest	1.3	(0.5)	(0.4)
Net income from discontinued operations attributable to controlling interest	$170.8	$77.1	$99.0

Interest expense consists of interest from debt directly held by subsidiaries of the business held for sale, including interest from capital leases, and interest on Term Loans required to be paid down using proceeds received on disposal on sale of a business within 365 days with the exception for funds used for capital expenditures and acquisitions.  There has been no impairment loss recognized as the fair value or expected proceeds from the disposal of the businesses is anticipated to be in excess of the asset carrying values.

Energizer Holdings, Inc.

On January 15, 2018, subsequent to the end of the three month period ended December 31, 2017, the Company entered into a definitive Acquisition Agreement (“Agreement”) with Energizer Holdings, Inc. (“Energizer”) where Energizer will acquire from the Company its Global Battery and Lighting (“GBL”) business for an aggregate purchase price of $2.0 billion in cash, subject to customary purchase price adjustments.

The Agreement provides that Energizer will purchase the equity of certain subsidiaries of the Company, and acquire certain assets and assume certain liabilities of other subsidiaries used or held for the purpose of the GBL business.

In the Agreement, the Company and Energizer have made customary representations and warranties and have agreed to customary covenants relating to the acquisition.  Among other things, prior to the consummation of the acquisition, the Company will be subject to certain business conduct restrictions with respect to its operation of the GBL business.

The Company and Energizer have agreed to indemnify each other for losses arising from certain breaches of the Agreement and for certain other matters.  In particular, the Company has agreed to indemnify Energizer for certain liabilities relating to the assets retained by the Company, and Energizer has agreed to indemnify the Company for certain liabilities assumed by Energizer, in each case as described in the Agreement.

The Company and Energizer have agreed to enter into related agreements ancillary to the acquisition that will become effective upon the consummation of the acquisition, including a customary transition services agreement and reverse transition services agreement.

The consummation of the acquisition is subject to certain customary conditions, including, among other things, (i) the absence of a material adverse effect on GBL, (ii) the expiration or termination of required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) the receipt of certain other antitrust approvals in certain specified foreign jurisdictions (the conditions contained in (ii) and (iii) together, the “Antitrust Conditions”), (iv) the accuracy of the representations and warranties of the parties generally subject to a customary material adverse effect standard (as described in the Agreement) or other customary materiality qualifications), (v) the absence of governmental restrictions on the consummation of the acquisition in certain jurisdictions, and (vi) material compliance by the parties with their respective covenants and agreements under the Agreement.  The consummation of the transaction is not subject to any financing condition.  The transaction is expected to be consummated prior to December 31, 2018.

The Agreement also contains certain termination rights, including the right of either party to terminate the Agreement if the consummation of the acquisition has not occurred on or before July 15, 2019 (the “Termination Date”).  Further, if the acquisition has not been consummated by the Termination Date and all conditions precedent to Energizer’s obligation to consummate the acquisition have otherwise been satisfied except for one or more of the Antitrust Conditions, then Energizer would be required to pay the Company a termination fee of $100 million.

The GBL business is a component of the GBA segment, which also includes shared operations and assets of the remaining components of the segment consisting of the Home and Personal Care (“HPC”) business.  The Company is actively marketing the HPC business with interested parties for a separate transaction(s) expected to be entered into and consummated prior to December 31, 2018.